OTHER LONG TERM ASSETS (Schedule of Long-Term Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Capital improvements in progress	$ 10,099	$ 30,642
Collateral deposits on swap agreements	398	17,520
Value of acquired charter-out contracts, net	10,503	13,407
Long term receivables	0	1,880
Other	961	799
Total other long-term assets	$ 21,961	$ 64,248